Dated this day of 11 JUN 2021 2021

Vendor : **SEGAMA VENTURES SDN BHD**

Purchaser : **GOLD BILLION GLOBAL LIMITED**

SALE AND PURCHASE OF ASSETS AGREEMENT

J AMBROSE & PARTNERS
Advocates and Solicitors
27, Jalan Kolam
Luyang
88300 KOTA KINABALU
Tel : 088-242990
Fax : 088-235433
Ref. : JAP/LH/CON/553

SALE AND PURCHASE OF ASSETS AGREEMENT

DATED 1 1 JUN 2021 2021

Parties :

Vendor	:	**SEGAMA VENTURES SDN BHD [Reg. No: 198501007457 (Company No.139900-D)]** Lot No. 93, Bandar Sri Perdana, Phase 5, Jalan Silam, 91111, Lahad Datu, Sabah, East Malaysia
Purchaser	:	**GOLD BILLION GLOBAL LIMITED (BVI COMPANY NO. 1759774)** Wickhams Cay II, Road Town , Tortola, VG 1110, British Virgin Island
The said Assets	:	One unit Factory Building with Office, Work quarters and Genset building measuring aproximately 60,000 square ft (5900 M2) located on two (2) acres ("Factory Site") on part of a parcel of Industrial land held under document of title CL 115474569 (13.22 hectares/32.65 Acres) Mile 8, Jalan Silam, District of Lahad Datu, Sabah (Asset Listing – **Appendix 1)**
Encumbrances	:	Nil
Purchase Price	:	**USD1,600,000.00 (US Dollars One Million Six Hundred Thousand only)**

TERMS AND CONDITIONS :-

1. The Purchaser shall acquire the Vendor's entire beneficial interest (with rights to registration of ownership where applicable) in the said Assets on an "as is where is" basis, free from encumbrances, and with vacant possession in consideration of the payment of the Purchase Price by the Purchaser to the Vendor.

2. The Vendor shall execute a lease of the land agreement upon which the said Assets are located on ("the Land Lease") with a nominated subsidiary of the Purchaser which shall be a Malaysian corporation.

3. The Purchase Price shall be paid as follows :
   a. Upon the execution of this Agreement the Purchaser shall pay to the Vendor the sum of USD800,000.00 (USD Eight Hundred Thousand only), the sum of which the Vendor acknowledges receipt of .

   b. The balance of the Purchase Price in the sum of USD800,000.00 (US Dollar Eight Hundred Thousand only) shall be paid to the Vendor within three (3) months from the date hereof ("Completion Date").

4. Subject to the full payment of the Purchase Price, the Vendor shall grant vacant possession of the said Assets to the Purchaser within seven (7) days from the full payment thereof.

5. Pending delivery of vacant possession to the Purchaser, the Vendor shall be responsible to adequately insure the said Assets against fire risk. Such risk shall pass to the Purchaser upon the Completion Date.

6. The Purchaser shall not alter or renovate or modify the said Assets without obtaining approval from the relevant authorities and subject to the terms of the Land Lease.

7. All quit rent, assessment and other requisite land dues payable to the relevant authorities shall be fully borne by the Vendor.

8. In the event the Vendor shall proceed with the sub-division of the Land, then the Purchaser is given an option and first right of refusal to acquire the Factory Site from the Vendor at terms to be agreed upon and incorporated into saparate agreement/s in writing between the parties (or their nominees).

9. All fees and costs arising from this Agreement and the Land Lease shall solely be borne by the Purchaser.

10. The Purchaser has an immediate caveatable interest in the Factory Site upon the execution of this SPA.

11. This Agreement shall be binding on the successors in title, legal assigns and persons claiming title for the parties hereto.

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In witness whereof the Parties have set their hands on this day of 2021

Signed by the authorised representatives of
SEGAMA VENTURES SDN BHD
was hereto affixed in the
presence of:-)
)
)
)

Director
Name : Mariana Binti Jamarudin
NRIC No.: 840218-12-5474

Director/Secretary
Name : Dyidriyah Gapang
NRIC No.: 900224-12-5560

Signed by the authorised representatives of
GOLD BILLION GLOBAL LIMITED
In the presence of:-)
)
)

Name : Balakrishnan A/L B S Muthu
NRIC No.: 620708-08-5167

Designation :
Name :
NRIC No.:

In witness whereof the Parties have set their hands on this day of 2021

Signed by the authorised representatives of
SEGAMA VENTURES SDN BHD
was hereto affixed in the
presence of:-)
)
)
)

Director	Director/Secretary
Name : Mariana Binti Jamarudin	Name : Dyidriyah Gapang
NRIC No.: 840218-12-5474	NRIC No.: 900224-12-5560

Signed by the authorised representatives of
GOLD BILLION GLOBAL LIMITED
In the presence of:-)
)
)

	Designation :
Name : Balakrishnan A/L B S Muthu	Name :
NRIC No.: 620708-08-5167	NRIC No.:

APPENDIX 1

ASSETS LIST

1. Main Factory Building consisting of 2 clear spans of 21 m wide each and length of 96 M. Pitched Roof resting on steel framed and open ceiling , Flooring 5 Inches reinforced concrete flooring generally compacted hard core. Heavy duty reinforced concrete and foundation for machinery areas.
   Floor Area : 4,032 M2

2. Factory Building Extension area – 1,902 M2 (96 M x 19.8 M)

3. Material Storage Shed – Metal framed with roof trusses covered by metal sheet Roof 9.1 M x 12.2. M

4. Genset House and one unit Genset (100KVa)

5. Workers Quarters